Exhibit 99.2

BLACKROCK AGREES TO ACQUIRE GLOBAL INFRASTRUCTURE PARTNERS (“GIP”),

CREATING A WORLD LEADING INFRASTRUCTURE PRIVATE MARKETS INVESTMENT PLATFORM

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GIP is the world’s largest independent infrastructure manager with over $100 billion in AUM and a strong reputation for driving operational improvements in its portfolio companies & proprietary origination

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Transaction creates a market-leading, multi-asset class infrastructure investing platform with combined client AUM of over $150 billion across equity, debt and solutions & strengthens deal flow and co-investment opportunities

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Transaction structured for leadership continuity and alignment with BlackRock’s stockholders, with substantial majority of total consideration to be paid in BlackRock stock

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GIP’s management team will lead the combined, highly complementary infrastructure platform

NEW YORK, January 12, 2024 – BlackRock, Inc. (NYSE: BLK) and Global Infrastructure Partners (“GIP”), a leading independent infrastructure fund manager, jointly announce that they have entered into an agreement for BlackRock to acquire GIP for total consideration of $3 billion of cash and approximately 12 million shares of BlackRock common stock.

A $1 trillion market today, infrastructure is forecast to be one of the fastest growing segments of private markets in the years ahead. A number of long-term structural trends support an acceleration in infrastructure investment. These include increasing global demand for upgraded digital infrastructure like fiber broadband, cell towers and data centers; renewed investment in logistical hubs such as airports, railroads and shipping ports as supply chains are rewired; and a movement toward decarbonization and energy security in many parts of the world.

Further, large government deficits mean that the mobilization of capital through public-private partnerships will be critical for funding important infrastructure. Finally, as capital has become more scarce in a higher interest rate environment, companies are exploring partnership opportunities for their embedded infrastructure assets to improve their returns on invested capital or to raise capital to reinvest in their core businesses.

BlackRock has a broad network of global corporate relationships as a long-term investor in both their debt and equity. These relationships will help us lead critical investments in infrastructure to improve outcomes for communities around the globe and generate long-term investment benefits for clients.

The combination of GIP with BlackRock’s highly complementary infrastructure offerings creates a comprehensive global infrastructure franchise with differentiated origination and asset management capabilities. The over $150 billion combined business will seek to deliver clients market-leading, holistic infrastructure expertise across equity, debt and solutions at substantial scale. Marrying the proprietary origination and business improvement capabilities of GIP and BlackRock’s global corporate and sovereign relationships provides a platform for diversified, large-scale sourcing to support deal flow and co-investment opportunities for clients. We believe bringing GIP and BlackRock together will deliver to clients the benefits of broader origination and business improvement capabilities.

Founded in 2006, world leading independent infrastructure investor GIP manages over $100 billion in client assets across infrastructure equity and debt, with a focus on energy, transport, water and waste, and digital sectors. GIP’s performance has been driven by proprietary origination, operational improvements, and timely exits. They have successfully scaled their global equity flagship series, with the most recent fully invested flagship fund in 2019 surpassing $22 billion.

BlackRock’s over $50 billion of infrastructure client AUM is comprised of infrastructure equity, debt and solutions, and has grown both organically and inorganically since inception in 2011. Top investment talent at BlackRock lead franchises that include Diversified Infrastructure, Infra Debt, Infra Solutions, Climate Infrastructure and Decarbonization Partners.

The GIP management team, led by Bayo Ogunlesi and four of its founding partners, will lead the combined infrastructure platform. They will bring with them talented investment, and operationally focused business improvement teams with a strong track-record of building and running high-performing private markets businesses. GIP’s founders and teams remain highly committed to clients, and we expect the integration with BlackRock’s broader platform will generate even greater opportunities. Subject to completion of customary onboarding procedures, BlackRock has also agreed to appoint Bayo Ogunlesi, GIP Founding Partner, Chairman and Chief Executive Officer, to the Board at the next regularly scheduled board meeting following the closing of the transaction.

“Infrastructure is one of the most exciting long-term investment opportunities, as a number of structural shifts re-shape the global economy. We believe the expansion of both physical and digital infrastructure will continue to accelerate, as governments prioritize self-sufficiency and security through increased domestic industrial capacity, energy independence, and onshoring or near-shoring of critical sectors. Policymakers are only just beginning to implement once-in-a-generation financial incentives for new infrastructure technologies and projects,” said Laurence D. Fink, BlackRock Chairman and CEO.

“I’m delighted for the opportunity to welcome Bayo and the GIP team to BlackRock, and happy to announce our plans to have Bayo join our Board of Directors post-closing. We founded BlackRock 35 years ago based on a unique understanding of investment risk and the factors and forces driving investment returns. GIP’s deep understanding of the factors and forces driving operational efficiency for long-term value creation have made them a global leader in infrastructure investing. Bringing these two firms together will create the infrastructure platform to deliver best-in-class investment opportunities for clients globally, and we couldn’t be more excited about the opportunities ahead of us.”

“I’m excited about the power of this combination and the prospect of working with Larry and his talented team. We share with BlackRock a culture of collaboration, client focus, investment partnership, and commitment to excellence. Investors have adopted private infrastructure investing for its ability to provide stable cashflows, less correlated returns, and a hedge against inflation. Global corporates have turned to private infrastructure as a fast innovator and a more commercially agile owner of infrastructure assets that aren't core to their commercial businesses. This platform is set to be the preeminent, one-stop infrastructure solutions provider for global corporates and the public sector, mobilizing long-term private capital through long-standing firm relationships,” said Bayo Ogunlesi, GIP Founding Partner, Chairman, and CEO. “We are convinced that together we can create the world’s premier infrastructure investment firm.”

GIP Profile

GIP is the largest independent infrastructure manager by assets under management globally, with over $100 billion in AUM across infrastructure equity and credit strategies supported by approximately 400 employees. Its over 40 portfolio companies generate over $75 billion in annual revenue and employ approximately 115,000 people around the world. GIP’s success has been driven by its targeted focus on real infrastructure assets in the transport, energy, digital, and water and waste sectors. GIP’s in-depth knowledge of target industries underpins its ability to originate proprietary transactions through outright ownership and corporate joint ventures, conduct deep and extensive diligence, and structure investments.

In addition to proprietary origination, business improvement is a key pillar of GIP’s infrastructure approach, with a dedicated team delivering deep operational enhancements. GIP has executed successful exits across multiple channels. Among GIP’s investments are Gatwick, Edinburgh, and Sydney Airports, CyrusOne (data centers), Suez (water and waste), Pacific National and Italo (rail), Peel Ports and Port of Melbourne, and several major renewables platforms, including Clearway, Vena, Atlas and Eolian.

Terms of the Transaction

Under the terms of the transaction, BlackRock will acquire 100% of the business and assets of GIP for total consideration of $3 billion in cash and approximately 12 million shares of BlackRock common stock.

Approximately 30% of the total consideration, all in stock, will be deferred and is expected to be issued in approximately five years, subject to the satisfaction of certain post-closing events.

BlackRock intends to fund the cash consideration through $3 billion of additional debt. BlackRock is currently rated AA- with S&P and Aa3 with Moody’s, and this transaction is not expected to meaningfully change its leverage profile. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The deal is expected to be modestly accretive to BlackRock’s as-adjusted earnings per share and operating margin in the first full year post-close.

The transaction is expected to close in the third quarter of 2024 subject to customary regulatory approvals and other closing conditions.

Perella Weinberg Partners served as lead financial advisor to BlackRock, with Skadden, Arps, Slate, Meagher & Flom and Fried, Frank, Harris, Shriver & Jacobson LLP acting as legal counsel. Evercore served as lead financial advisor and Kirkland & Ellis LLP and Debevoise & Plimpton LLP acted as legal counsel to GIP.

Conference Call Information

Executives from BlackRock and GIP will host a teleconference call for investors and analysts on Friday, January 12, 2024 at 7:30 a.m. (Eastern Time) to discuss the transaction, along with BlackRock’s results for the quarter and fiscal year ending December 31, 2023. Members of the public who are interested in participating in the teleconference should dial, from the United States, (313) 209-4913, or from outside the United States, (866) 400-0049, shortly before 7:30 a.m. ET and reference the BlackRock Conference Call (ID Number 3392098). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com. A supplemental presentation on the transaction is available on the investor relations section of www.blackrock.com.

The webcast will be available for replay by 10:30 a.m. ET on Friday, January 12, 2024. To access the replay of the webcast, please visit the investor relations section of www.blackrock.com.

About BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate.

About Global Infrastructure Partners (GIP)

Global Infrastructure Partners (GIP) is a leading infrastructure investor that specializes in investing in, owning and operating some of the largest and most complex assets across the energy, transport, digital infrastructure and water and waste management sectors. With decarbonization central to our investment thesis, we are well positioned to support the global energy transition. Headquartered in New York, GIP has offices in Brisbane, Dallas, Delhi, Hong Kong, London, Melbourne, Mumbai, Singapore, Stamford and Sydney.

GIP has over $100 billion in assets under management. Our portfolio companies have combined annual revenues of approximately $75 billion and employ over 115,000 people. We believe that our focus on real infrastructure assets, combined with our deep proprietary origination network and comprehensive operational expertise, enables us to be responsible stewards of our investors' capital and to create positive economic impact for communities. For more information, visit www.global-infra.com.

BlackRock Media Relations

Ed Sweeney

646-231-0268

Ed.Sweeney@BlackRock.com

BlackRock Investor Relations

Caroline Rodda

212-810-3442

Caroline.Rodda@BlackRock.com

Global Infrastructure Partners (GIP) Media Relations

Mustafa Riffat

646-216-7788

Mustafa.Riffat@global-infra.com

Forward Looking Statements

This release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations, including the anticipated timing, consummation and expected benefits of the proposed GIP transaction. Forward looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission reports. These risk factors and those identified elsewhere in this release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of AUM; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of future acquisitions or divestitures, including the acquisition of GIP (the “GIP Transaction”); (7) BlackRock’s ability to integrate acquired businesses successfully, including the GIP Transaction; (8) risks related to the GIP Transaction, including the expected closing date of the GIP Transaction, the possibility that the GIP Transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions, the possibility that expected synergies and value creation from the GIP Transaction will not be realized, or will not be realized within the expected time period, and impacts to business and operational relationships related to disruptions from the GIP Transaction; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (12) the failure to effectively manage the development and use of AI; (13) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (14) the impact of legislative and regulatory actions and reforms, regulatory, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (15) changes in law and policy and uncertainty pending any such changes; (16) any failure to effectively manage conflicts of interest; (17) damage to BlackRock’s reputation; (18) increasing focus from stakeholders regarding ESG matters; (19) geopolitical unrest, terrorist activities, civil or international hostilities, and other events outside BlackRock’s control, including wars, natural disasters and health crises, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (20) climate-related risks to BlackRock's business, products, operations and clients; (21) the ability to attract, train and retain highly qualified and diverse professionals; (22) fluctuations in the carrying value of BlackRock’s economic investments; (23) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (24) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (25) the failure by key third-party providers of BlackRock to fulfill their obligations to BlackRock; (26) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (27) any disruption to the operations of third parties whose functions are integral to BlackRock’s ETF platform; (28) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (29) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions. BlackRock’s Annual Report on Form 10–K and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward–looking statements. The information contained on BlackRock’s website is not a part of this presentation, and therefore, is not incorporated herein by reference.

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes BlackRock’s ongoing operating results may be enhanced if investors have additional non–GAAP financial measures. Management reviews non–GAAP financial measures to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non–GAAP financial measures as a benchmark to compare its performance with other companies and to enhance the comparability of this information for the reporting periods presented. Non–GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non–GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non–GAAP measures may not be comparable to other similarly titled measures of other companies.